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Diversified Investors Portfolios – Small-Cap Value Portfolio

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DIVERSIFIED INVESTORS

SMALL-CAP VALUE FUND

DIVERSIFIED INSTITUTIONAL

SMALL-CAP VALUE FUND

Four Manhattanville Road

Purchase, New York 10577

December 13, 2006

Dear Shareholder:

The enclosed information statement describes a new subadviser for the Small-Cap Value Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Diversified Investors Small-Cap Value Fund and Diversified Institutional Small-Cap Value Fund are invested. On September 29, 2006, with the approval of the Portfolio’s Board of Trustees, Mesirow Financial Investment Management, Inc. (“Mesirow”) was added as an additional subadviser to the Portfolio. EARNEST Partners, LLC is currently a subadviser to the Portfolio and will continue to furnish portfolio management services with respect to a portion of the Portfolio’s assets as a subadviser to the Portfolio.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes Mesirow and the terms of the subadvisory agreement with Mesirow. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more shareholders who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/Robert F. Colby

Robert F. Colby

Secretary

SMALL-CAP VALUE PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

December 13, 2006

Dear Investor:

The enclosed information statement describes a new subadviser for the Small-Cap Value Portfolio (the “Portfolio”). On September 29, 2006, with the approval of the Portfolio’s Board of Trustees, Mesirow Financial Investment Management, Inc. (“Mesirow”) was added as an additional subadviser to the Portfolio. EARNEST Partners, LLC is currently a subadviser to the Portfolio and will continue to furnish portfolio management services with respect to a portion of the Portfolio’s assets as a subadviser to the Portfolio.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes Mesirow and the terms of the subadvisory agreement with Mesirow. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/Robert F. Colby

Robert F. Colby

Secretary

SMALL-CAP VALUE PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

Telephone: (914) 697-8000

INFORMATION STATEMENT

This Information Statement is being provided to investors in the Small-Cap Value Portfolio (referred to as the Portfolio) by the Portfolio’s Board of Trustees (referred to as the Board) in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission (referred to as the SEC). The exemptive order permits the Portfolio’s adviser, under certain circumstances, to hire new subadvisers and to approve new subadvisory agreements with the approval of the Board, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadviser or the subadvisory agreement with the new subadviser, but are encouraged to review this Information Statement.

We are not asking you for a proxy, and you are requested not to send us a proxy.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on February 12, 2002 and commenced operations on April 15, 2002. The Portfolio’s mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2005 and the semi-annual report for the Portfolio for the period ended June 30, 2006, each including audited financial statements, have previously been sent to investors and are available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577, or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about December 13, 2006.

Background

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, six feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of March 22,

2002 (referred to as the Advisory Agreement). The Advisory Agreement was most recently approved by the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (referred to as the 1940 Act)), of any party to such agreement (referred to as the Independent Trustees), on May 23, 2006. The Advisory Agreement was most recently submitted to a vote of investors on March 22, 2002 in connection with its initial approval. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the subadvisers’ continued performance. The Adviser may terminate the services of any subadviser at any time.

Mesirow Financial Investment Management, Inc. (referred to as Mesirow) became a subadviser to the Portfolio on September 29, 2006. This Information Statement describes Mesirow and its subadvisory agreement relating to the Portfolio (referred to as the Mesirow Subadvisory Agreement). EARNEST Partners, LLC (referred to as EARNEST) is currently a subadviser to the Portfolio. The Portfolio’s subadvisory agreement with EARNEST remains in effect, and EARNEST will continue to furnish portfolio management services with respect to 40% of the Portfolio’s assets as a subadviser to the Portfolio.

Existing Advisory Agreement

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of March 22, 2002 and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 (referred to as the IRC) and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with, and supervising the performance of, the Portfolio’s transfer agent, custodian and other agents and service providers, preparing and filing with the

SEC documents such as Registration Statements, and maintaining the Portfolio’s books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board and must comply with applicable law. Under the Advisory Agreement, the Adviser is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “Diversified Advisory Fees.”

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

Mesirow Subadvisory Agreement

The Mesirow Subadvisory Agreement became effective on September 29, 2006 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Mesirow Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The Mesirow Subadvisory Agreement may be terminated by Mesirow upon 90 days’ advance written notice to the Adviser. The Mesirow Subadvisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the terms of the Mesirow Subadvisory Agreement, Mesirow furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio’s then current Registration Statement under the 1940 Act. The Mesirow Subadvisory Agreement prohibits Mesirow from directly or indirectly consulting with the Portfolio’s other subadviser concerning Portfolio transactions.

The Mesirow Subadvisory Agreement provides that Mesirow is responsible only for managing a discrete portion of the Portfolio represented by the assets of the Portfolio allocated to it by the Board in good faith and in accordance with the Portfolio’s investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and is to incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the IRC, (vii) any loss incurred by reason of any act or omission of any custodian, or (viii) any loss incurred by reason of any act or omission of any broker or dealer.

The Mesirow Subadvisory Agreement also provides that Mesirow will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Mesirow Subadvisory Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof, and to brokers and commission merchants, fines, taxes, penalties and interest. Mesirow is liable, however, for any liability, damages or expenses of the Adviser arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to the Mesirow Subadvisory Agreement by any of Mesirow’s employees in providing management under the Mesirow Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would be inapplicable.

Under the Mesirow Subadvisory Agreement, Mesirow may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which Mesirow provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the SEC and the National Association of Securities Dealers, Inc. The Mesirow Subadvisory Agreement also states that when Mesirow deems the purchase or sale of a security to be in the best interest of the Portfolio as well as Mesirow’s other clients, Mesirow, to the extent permitted by applicable laws and regulations, may, but will be under no obligation to, aggregate the securities to be sold or purchased in order to obtain a more favorable price or lower brokerage commissions and efficient execution. Further, the Mesirow Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Mesirow may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Mesirow has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Mesirow’s overall responsibilities with respect to the Portfolio and to other funds and clients for which Mesirow exercises investment discretion.

The day-to-day management of the Portfolio will be the responsibility of Michael A. Crowe, Rosa Welton, CFA, Jeffrey L. Schvimer, CFA, Joseph Tushinski, CFA, and

Douglas E. Harrell who have been with Mesirow since January 2003, February 2003, July 1995, January 2003, and December 2005, respectively.

Investors should refer to Exhibit B attached hereto for the complete terms of the Mesirow Subadvisory Agreement. The description of the Mesirow Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Mesirow Subadvisory Agreement as set forth in Exhibit B.

Diversified Advisory Fees

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.82% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2005 to December 31, 2005 were $1,588,559 (of which the Adviser voluntarily waived the right to receive payment in the amount of $59,862). An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of September 30, 2006, the Portfolio had net assets of $235,897,706.48.

Mesirow Subadvisory Fee

Under the Mesirow Subadvisory Agreement, the Adviser (not the Portfolio) pays Mesirow for its services on the basis of the following annual fee schedule:

Mesirow Fee Schedule

0.0075 of the first $50 million of net assets allocated to Mesirow

0.0045 of net assets allocated to Mesirow in excess of $50 million

For purposes of calculating the subadvisory fee, net assets are equal to the market value of the portion of the Portfolio allocated to Mesirow. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fees are to be paid quarterly.

Information Regarding Mesirow

Mesirow, a wholly owned subsidiary of Mesirow Financial Services, Inc., is a Chicago-based diversified financial services firm founded in 1937. Mesirow has been registered as an investment adviser with the SEC since May 15, 1986. The principal offices of Mesirow are located at 350 North Clark Street, Chicago, Illinois 60610.

Management and Governance.  Listed below are the names, positions and principal occupations of the principal executive officers of Mesirow as of September 30, 2006. The principal address of each individual as it relates to his or her duties at Mesirow is the same as that of Mesirow.

Name	Principal Occupation if Different from Position(s) with Mesirow
James C. Tyree	Chairman; Chief Executive Officer; Director
Kristie P. Paskvan	Chief Financial Officer
Jeffrey L. Schvimer	Senior Vice President
Arnold B. Busscher	Managing Director; Secretary
Julie E. Vanderweele	Senior Managing Director
Gary C. Klopfenstein	Senior Managing Director
Michael A. Crowe	Senior Managing Director
Lester A. Morris	Senior Managing Director
Steven P. Luetger	Senior Managing Director
Michael E. Annin	Managing Director
Donald D. Hahn	Managing Director
Richard S. Price	Director
Brian E. Franc	Chief Compliance Officer

No officer or Trustee of the Portfolio currently is a director, officer or employee of Mesirow. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Mesirow or any other person controlling, controlled by or under common control with Mesirow. Since December 31, 2005, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Mesirow or any of its affiliates was or is to be a party.

Management Activities. As of September 30, 2006, Mesirow had $5.34 billion of assets under management.

Mesirow does not act as a subadviser for any registered investment companies with investment objectives similar to the portion of the Portfolio that it subadvises.

Evaluation by the Board

At a meeting held on August 22, 2006, the Board approved the Mesirow Subadvisory Agreement following presentations by the Adviser and representatives of Mesirow. Discussed below are some of the material factors considered by the Board.

The Board considered the capacity restraints of the Portfolio’s current subadviser, and the resulting need to hire a second subadviser for the Portfolio. The Adviser reviewed with the Board its search process and criteria. The Board considered information with respect to Mesirow and whether the Mesirow Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. As part of their deliberations, the Board took into account the nature and quality of the anticipated services to be provided by Mesirow and reviewed and discussed information regarding

Mesirow’s fees and the performance of Mesirow funds with similar investment objectives as the Portfolio as compared to the Russell 2000 Value Index, the Russell Index and the Portfolio. The Board considered Mesirow’s investment philosophy that a diversified portfolio of undervalued securities should outperform the market over time as well as preserve principal in a difficult market environment. The Board reviewed Mesirow’s investment strategy, which employs a three stage process comprising of the identification of undervalued companies based on historical capital markets research, detailed analysis of company financial statements and operations and portfolio selection, trading and monitoring. The Board also reviewed the major components of Mesirow’s investment model, which utilizes a fundamental bottom-up approach to investing, with stronger emphasis on dividend yield. In evaluating Mesirow’s ability to provide services to the Portfolio, the Trustees also considered information as to Mesirow’s financial resources, portfolio holdings, institutional client list, personnel, financial sector allocations, compliance program and other matters.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of Mesirow and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by Mesirow under the Mesirow Subadvisory Agreement and also considered the financial resources available to Mesirow. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to Mesirow in light of the nature, extent and quality of the management services expected to be provided by Mesirow and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to Mesirow. The Board recognized that Mesirow may realize economies of scale as the assets of the Portfolio and the portion of the Portfolio allocated to Mesirow by the Adviser grow. The Board noted that the terms and conditions of the Mesirow Subadvisory Agreement were substantially similar to the subadvisory agreement with EARNEST, the Portfolio’s other subadviser.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Mesirow Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fee provided in the Mesirow Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Mesirow Subadvisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Mesirow Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The members of the Board who are not “interested persons” of the Portfolio or the Adviser as defined in the 1940 Act discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser or Mesirow were present.

ADDITIONAL INFORMATION

The Portfolio’s placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio’s Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of December 31, 2005, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of September 30, 2006 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Diversified Investors Small-Cap Value Fund, a series of The Diversified Investors Funds Group	$107,364,189.22 (Direct)	45.53%
Diversified Institutional Small-Cap Value Fund, a series of The Diversified Investors Funds Group II	$43,427,389.19 (Direct)	18.42%

Diversified Investment Advisors Collective Trust	$84,838,256.12 (Direct)	35.98%

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

/s/ Robert F. Colby

Robert F. Colby

Secretary

December 13, 2006

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of March 22, 2002 by and between the Small-Cap Value Portfolio, a series of Diversified Investors Portfolios (herein called the “Portfolio”), and Diversified Investment Advisors, Inc., a Delaware corporation (herein called “Diversified”).

WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

NOW, THEREFORE, this Agreement

WITNESSETH:

In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.         (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.         (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio’s then-current prospectus and Statement of Additional Information (“SAI”) and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

Subject to the review of the Portfolio’s Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are “reasonable and fair” compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio’s securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

(b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

(c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified’s best judgment and within the Portfolio’s investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

(d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio’s officers or Board of Trustees shall reasonably request.

(e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(f) Diversified shall also provide the Portfolio with the following services as may be required:

(i)           providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

(ii)          supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, custodian and other independent contractors or agents;

(iii)         preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

(iv)         preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

(v)	maintaining books and records of the Portfolio.

4.         Diversified shall give the Portfolio the benefit of Diversified’s best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified’s undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

5.         In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to 0.82% of the Portfolio’s average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio’s request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6.         This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days’ written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

7.         Except to the extent necessary to perform Diversified’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8.         The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

9.         This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:	Diversified Investors Portfolios

/s/ Catherine A. Mohr

Catherine A. Mohr	By: /s/ Robert F. Colby
Robert F. Colby
Secretary
Attest:	Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr

Catherine A. Mohr	By: /s/ John F. Hughes
John F. Hughes
Vice President and Senior Counsel

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of September 29, 2006 (“Agreement”) by and between Diversified Investment Advisors, Inc., a Delaware corporation (“Diversified”) and Mesirow Financial Investment Management, Inc., an Illinois corporation (“Subadvisor”).

WITNESSETH:

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained to provide investment advisory services to the Small-Cap Value Portfolio (“Portfolio”), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified’s investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.           Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the “Advisory Agreement”), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio’s assets as is determined from time to time by the Portfolio’s Board of Trustees and communicated to the Subadvisor in writing (“Assets”), subject to the control and direction of Diversified and the Diversified Investors Portfolios’ Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor’s responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadvisor is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets.

The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio’s then-current Registration Statement on Form N-1A.

In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor’s discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor’s discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor’s activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio’s officers and Trustees concerning the Subadvisor’s discharge of the foregoing responsibilities.

Upon request, the Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

Upon request, the Subadvisor shall provide assistance regarding the fair value of securities held by the Portfolio for which market quotations are not readily available, which assistance may include participation of appropriate representatives at pricing committee meetings.

Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio’s account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission (the “SEC”) and the NASD.

On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

2.           Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.           Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4.	Covenants and Representations of the Subadvisor.

(a)         The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act.

(b)         The Subadvisor will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor and its directors and officers.

(c)          The Subadvisor represents and warrants that, it has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Portfolio could affect the Portfolio, by the Portfolio, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadvisor has provided the Portfolio with true and complete copies of its policies and procedures and related information requested by the Portfolio.

5.           Representations of Diversified. Diversified hereby acknowledges receipt of the Subadvisor’s Form ADV, Part II (which also includes its privacy policy) at least 48 hours prior to the effective date of this Agreement pursuant to Rule 204-3 under the Advisers Act. The Subadvisor annually shall deliver, or offer in writing to deliver, upon written request of Diversified and without charge, Form ADV, Part II.

6.           Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, relating to percentage limitations applicable to the Portfolio’s assets that would require knowledge of the Portfolio’s holdings other than the Assets subject to this Agreement. (vii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any custodian, including but not limited to any loss arising from, on account of or in connection with any custodian failing to timely notify the Subadvisor of any corporate action or similar transaction. (viii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer; provided, however, that the Subadvisor will make reasonable efforts to require that brokers and dealers selected by the Subadvisor perform their obligations with respect to Diversified. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified’s counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

7.           Disclosure. Subadvisor agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other commingled investment fund product managed by the Subadvisor in a substantially similar manner to the strategy employed under this Agreement if, to the best knowledge of the Subadvisor, such commingled investment fund is sold in retirement plan marketplaces in competition with the Portfolio.

8.           Compliance Obligations. The Subadvisor shall promptly provide to the Portfolio’s compliance personnel the following documents:

(a)         copies of all SEC examination correspondence, including correspondence regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondence is commonly referred to as a “deficiency letter”) relating to any aspect of the Subadvisor’s investment advisory business and the Subadvisor’s responses thereto;

(b)         a report of any material violations of the Subadvisor’s compliance program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Subadvisor’s compliance program;

(c)          a report of any material changes to the policies and procedures that compose the Subadvisor’s compliance program; and

(d)         a copy of the Subadvisor’s chief compliance officer’s report regarding the annual review of the Subadvisor’s compliance program as required by Rule 206(4)-7 under the Advisers Act.

The Subadvisor agrees to cooperate with periodic reviews by the Portfolio’s compliance personnel of the Subadvisor’s compliance program and the operation and implementation of the compliance program. The Subadvisor agrees to provide reasonable access, during normal business hours, to the Subadvisor’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Subadviser. The Subadvisor agrees to provide the Portfolio’s compliance personnel such additional information and certifications in respect of the Subadvisor’s compliance policies and procedures and related matters as the Portfolio’s compliance personnel may reasonably request.

9.           Confidentiality. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party except as necessary to perform services under this Agreement, or during a regular examination or audit of the party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public without fault of any party or which is required or requested to be disclosed by any regulatory authority with jurisdiction, by judicial or administrative process or otherwise by applicable law or regulation.

10.        Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not “interested persons” with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on such approval and, if required under applicable law, the vote of a majority of the outstanding voting securities of the Portfolio.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act.

11.        Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets will be made available promptly to the Portfolio on request.

12.        Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

13.        Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 10 hereof.

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.        Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.        Provision of Certain Information by Subadvisor. Subadvisor shall disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor shall disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency. The Subadvisor shall provide all information reasonably requested of it by the Board of Trustees of the Portfolio in accordance with Section 15(c) of the 1940 Act.

Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept confidential in accordance with the provisions of Section 9.

16.        Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor’s name in its marketing or advertising materials. Diversified agrees, upon request, to allow the Subadvisor to examine and approve any such materials prior to use.

              IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

Diversified Investment Advisors, Inc.

By: /s/ Robert F. Colby
Robert F. Colby
Senior Vice President & General Counsel

Mesirow Financial Investment Management, Inc.

By: /s/ W. Daniel Leonard
W. Daniel Leonard

SCHEDULE A

Please see Exhibit A to this Information Statement

SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule.

Fee Schedule

0.0075 of the first $50 million of net assets
0.0045 of net assets in excess of $50 million

Net assets are equal to the market value of the portion of the Portfolio allocated to the Subadvisor. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.